Talcott Resolution Life Insurance Company

Talcott Resolution Life Insurance Company Separate Account Ten
Putnam Capital Manager V - File No. 033-73566

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life and Annuity Insurance Company Separate Account Ten
Putnam Capital Manager V - File No. 033-73572

Supplement dated January 31, 2020 to your prospectus dated May 1, 2019

Putnam Investment Management LLC, the investment manager of Putnam VT International Growth Fund (the "fund") has recommended, and the fund's Board of Trustees has approved, to change the name of the fund.

Effective on or about April 30, 2020, all references to the "Putnam VT International Growth Fund" are deleted and replaced with "Putnam VT Emerging Markets Equity Fund."

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7780